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                                                                 EXHIBIT 10.1.2

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER FEDERAL AND STATE SECURITIES LAWS IS NOT REQUIRED.

                                 DELTAGEN, INC.
                            1998 STOCK INCENTIVE PLAN

                        INCENTIVE STOCK OPTION AGREEMENT

         DELTAGEN, INC., a Delaware corporation (the "Company"), hereby grants an Option to purchase shares of its common stock ("Shares") to the Optionee named below. The terms and conditions of the Option are set forth in this cover sheet, in the attachment and in the Company's 1998 Stock Incentive Plan (the "Plan").

Date of Grant:  _______________
Name of Optionee: ____________________________________________________________
Optionee's Social Security Number:____________________________________________
Number of Shares Covered by Option:  _________________________________________
Exercise Price per Share:  ___________________________________________________
[must be at least 100% fair market value on Date of Grant]


Vesting Start Date:  _________________________________________________________

__ Check here if Optionee is a 10% owner (so that exercise price must be 110% of fair market value and term will not exceed 5 years).

     BY SIGNING THIS COVER SHEET, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED IN THE ATTACHED AGREEMENT AND IN THE PLAN, A COPY OF WHICH IS ALSO ATTACHED.

Optionee: ____________________________________________________________________
                                   (Signature)

Company: _____________________________________________________________________
                                   (Signature)

Title: _______________________________________________________________________


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                                 DELTAGEN, INC.
                            1998 STOCK INCENTIVE PLAN

                        INCENTIVE STOCK OPTION AGREEMENT

INCENTIVE                    This Option is intended to be an incentive stock
STOCK OPTION                 option under section 422 of the Internal Revenue
                             Code and will be interpreted accordingly.

VESTING Your Option vests monthly over a four-year period beginning on the Vesting Start Date as shown on the cover sheet. Accordingly, this Option vests at a rate of 2.083333% of the Shares covered by the Option per month from the Vesting Start Date. The number of Shares which vest under this Option at the Exercise Price shall be equal to the product of the number of full months of your continuous employment with the Company ("Service") (including any approved leaves of absence) from the Vesting Start Date times the number of Shares covered by this Option times .02083333. Notwithstanding the above, no Shares will vest until you have performed twelve months of Service from the Vesting Start Date. The resulting number of Shares will be rounded to the nearest whole number. No additional Shares will vest after your Service has terminated for any reason.

                             You should note that you may exercise the Option prior to vesting. In that case, the Company has a right to repurchase the unvested shares at the original exercise price if you terminate employment before vesting in all shares you purchased. Also, if you exercise before vesting, you should consider making an 83(b) election. Please see the attached Tax Summary. THE 83(b) ELECTION MUST BE FILED WITHIN 30 DAYS OF THE DATE YOU EXERCISE.

TERM Your Option will expire in any event at the close of business at Company headquarters on the day before the tenth anniversary (fifth anniversary for a 10% owner) of the Date of Grant, as shown on the cover sheet. (It will expire earlier if your Service terminates, as described below.)

REGULAR TERMINATION          If your Service terminates for any reason except
                             death or Disability, your Option will expire at the close of business at Company headquarters on the 30th day after your termination date. During that 30-day period, you may exercise that portion of your Option that was vested on your termination date.

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DEATH                        If you die while in Service with the Company, your
                             Option will expire at the close of business at Company headquarters on the date six months after the date of death. During that six-month period, your estate or heirs may exercise that portion of your Option that was vested on the date of death.

DISABILITY                   If your Service terminates because of your
                             Disability, your Option will expire at the close of business at Company headquarters on the date six months after your termination date.
                             (However, if your Disability is not expected to result in death or to last for a continuous period of at least 12 months, your Option will be eligible for ISO tax treatment only if it is exercised within three months following the termination of your Service.) During that six-month period, you may exercise that portion of your Option that was vested on the date of your Disability.

                             "Disability" means that you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

LEAVES OF ABSENCE            For purposes of this Option, your Service does
                             not terminate when you go on a BONA FIDE leave of absence that was approved by the Company in writing, if the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law.
                             However, your Service will be treated as terminating 90 days after you went on leave, unless your right to return to active work is guaranteed by law or by a contract. Your
                             Service terminates in any event when the approved leave ends unless you immediately return to active work. The Company determines which leaves count for this purpose, and when your Service terminates for all purposes under the Plan. The Company also determines the extent to which you may exercise the vested portion of your Option during a leave of absence.

NOTICE OF EXERCISE           When you wish to exercise this Option, you must
                             execute the Notice of Exercise/Common Stock
                             Purchase Agreement (and, if exercise is prior to vesting, you must also execute Exhibits C and
                             D). If you exercise by means of a promissory note (as permitted by the Option Agreement), you must execute Exhibits A and B also. Your exercise will be effective when it is received by the Company. If someone else wants to exercise this Option after your death, that person must prove to the Company's satisfaction that he or she is entitled to do so.

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FORM OF PAYMENT              When you submit the Notice of Exercise
                             and Common Stock Purchase Agreement, you must include payment of the Exercise Price for the Shares you are purchasing. Payment may be made in one (or a combination) of the following forms:

                             - Your personal check, a cashier's check or a money order.

                             - Shares which you have owned for six months and which are surrendered to the Company. The value of the Shares, determined as of the effective date of the Option exercise, will be applied to the Exercise Price.

                             - To the extent that a public market for the Shares exists as determined by the Company, by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

                             - A personal check, cashier's check, or money order for the par value of the Shares purchased and a full-recourse promissory note for the balance.

                             - Any other form of legal consideration approved by the Committee.

WITHHOLDING                  You will not be allowed to exercise this Option
TAXES                        unless you make acceptable arrangements to pay
                             any withholding or other taxes that may be due as a result of the Option exercise or the sale of Shares acquired upon exercise of this Option.

RESTRICTIONS ON EXERCISE     By signing this Agreement, you agree not to
AND RESALE                   exercise this Option or sell any Shares
                             acquired upon exercise of this Option at a time when applicable laws, regulations or Company or underwriter trading policies prohibit exercise or sale. In particular, the Company shall have the right to designate one or more periods of time, each of which shall not exceed
                             180 days in length, during which this Option shall not be exercisable if the Company determines (in its sole discretion) that such limitation on exercise could in any way facilitate a lessening of any restriction on transfer pursuant to the Securities Act or any state securities laws with respect to any issuance of securities by the Company, facilitate the registration or qualification of any securities by the Company under the Securities Act or any state securities laws, or facilitate the perfection of any exemption from the registration or qualification requirements of the Securities Act or any applicable state securities laws for the issuance or transfer of any securities.

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                             Such limitation on exercise shall not alter the
                             vesting schedule set forth in this Agreement other than to limit the periods during which this Option shall be exercisable.

                             If the sale of Shares under the Plan is not registered under the Securities Act of 1933, as amended (the "Securities Act"), but an exemption is available which requires an investment or other representation, you shall represent and agree at the time of exercise that the Shares being acquired upon exercise of this Option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

THE COMPANY'S RIGHT OF       In the event that you propose to sell, pledge or
FIRST REFUSAL                otherwise transfer to a  third party any Shares
                             acquired under this Agreement, or any interest in such Shares, the Company shall have the "Right of First Refusal" with respect to all (and not less than all) of such Shares. If you desire to transfer Shares acquired under this Agreement, you must give a written "Transfer Notice" to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price and the name and address of the proposed transferee. The
                             Transfer Notice shall be signed both by you and by the proposed transferee and must constitute a binding commitment of both parties to the transfer of the Shares.

                             The Company and its assignees shall have the right to purchase all, and not less than all, of the Shares on the terms described in the Transfer Notice (subject, however, to any change in such terms permitted in the next paragraph) by delivery of a Notice of Exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company. The Company's rights under this Subsection shall be freely assignable, in whole or in part.

                             If the Company fails to exercise its Right of First Refusal within 30 days after the date when it received the Transfer Notice, you may, not later than six months following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by you, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in the paragraph above. If the Company exercises its Right of First Refusal, you and the

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                             Company (or its assignees) shall consummate
                             the sale of the Shares on the terms set forth in the Transfer Notice.

                             The Company's Right of First Refusal shall inure to the benefit of its successors and assigns and shall be binding upon any transferee of the Shares.

TRANSFER OF OPTION           Prior to your death, only you may exercise this
                             Option. You cannot transfer or assign this Option. For instance, you may not sell this Option or use it as security for a loan. If you attempt to do any of these things, this Option will immediately become invalid. You may, however, dispose of this Option in your will.

                             Regardless of any marital property settlement agreement, the Company is not obligated to honor a Notice of Exercise from your spouse or former spouse, nor is the Company obligated to recognize such individual's interest in your Option in any other way.

RETENTION RIGHTS             This Agreement does not give you the right to
                             be retained by the Company in any capacity. The
                             Company reserves the right to terminate your Service at any time and for any reason.

SHAREHOLDER RIGHTS           Neither you, nor your estate or heirs, have
                             any rights as a shareholder of the Company until a certificate for the Shares acquired upon exercise of this Option has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.

ADJUSTMENTS                  In the event of a stock split, a stock dividend or
                             a similar change in the Company's Stock, the number of Shares covered by this Option and the Exercise
                             Price per share may be adjusted pursuant to the Plan. Your Option shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event the Company is subject to such corporate activity.

LEGENDS All certificates representing the Shares issued upon exercise of this Option shall, where applicable, have endorsed thereon the following legends:

                                      "THESE SECURITIES REPRESENTED BY THIS
                                      CERTIFICATE HAVE NOT BEEN REGISTERED OR
                                      QUALIFIED UNDER THE SECURITIES ACT OF
                                      1933, AS AMENDED, OR THE SECURITIES LAWS
                                      OF ANY STATE. THEY MAY NOT BE SOLD,
                                      OFFERED FOR

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                                      SALE, PLEDGED OR HYPOTHECATED IN THE
                                      ABSENCE OF A REGISTRATION STATEMENT
                                      IN EFFECT WITH RESPECT TO THE SECURITIES
                                      UNDER SUCH ACT AND QUALIFICATION UNDER
                                      APPLICABLE STATE SECURITIES LAWS OR AN
                                      OPINION OF COUNSEL SATISFACTORY TO THE
                                      COMPANY THAT SUCH REGISTRATION AND
                                      QUALIFICATION ARE NOT REQUIRED.

                                      THIS CERTIFICATE AND THE SHARES
                                      REPRESENTED HEREBY MAY NOT BE SOLD,
                                      ASSIGNED, TRANSFERRED, ENCUMBERED, OR IN
                                      ANY MANNER DISPOSED OF EXCEPT IN
                                      CONFORMITY WITH THE TERMS OF A WRITTEN
                                      AGREEMENT BETWEEN THE CORPORATION AND THE
                                      REGISTERED HOLDER OF THE SHARES (OR THE
                                      PREDECESSOR IN INTEREST TO THE SHARES).
                                      SUCH AGREEMENT GRANTS CERTAIN REPURCHASE
                                      RIGHTS AND RIGHTS OF FIRST REFUSAL TO THE
                                      CORPORATION (OR ITS ASSIGNEES) UPON THE
                                      SALE, ASSIGNMENT, TRANSFER, ENCUMBRANCE OR
                                      OTHER DISPOSITION OF THE CORPORATION'S
                                      SHARES. A COPY OF SUCH AGREEMENT MAY BE
                                      OBTAINED WITHOUT CHARGE UPON WRITTEN
                                      REQUEST TO THE SECRETARY OF THE
                                      CORPORATION."

APPLICABLE LAW               This Agreement will be interpreted and enforced
                             under the laws of the State of California (without regard to their choice of law provisions).

THE PLAN AND OTHER           The text of the Plan is incorporated in this
AGREEMENTS                   Agreement by reference. Certain capitalized terms
                             used in this Agreement are defined in the Plan.

                             This Agreement and the Plan constitute the entire understanding between you and the Company regarding this Option. Any prior agreements, commitments or negotiations concerning this Option are superseded.

     By signing the cover sheet of this Agreement, you agree to all of the terms and conditions described above and in the Plan. You also acknowledge that you have read Section 11, "Purchaser's Investment Representation," in Notice of Exercise and Common Stock

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     Purchase Agreement, and that you can, and hereby do, make the same representations with respect to the grant of this Option.